NASDAQ:PETD
PETROLEUM DEVELOPMENT
CORPORATION
Analyst Day Colorado
July 16, 2009

See Slide 2 regarding Forward Looking Statements

The following information contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking statements are based on Management’s current expectations and beliefs, as well as a number of assumptions concerning future events.
These statements are based on certain assumptions and analyses made by Management in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with
Management’s expectations and predictions is subject to a number of risks and uncertainties, general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by Petroleum
Development Corporation; actions by competitors; changes in laws or regulations; and other factors, many of which are beyond the control of Petroleum Development Corporation.
You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied, as more fully discussed in our safe harbor statements found in our SEC filings, including, without limitation, the discussion under the heading “Risk Factors” in the company’s annual report on Form 10-K and in subsequent Form 10-Qs. All forward-looking statements are based on information available to Management on this date and Petroleum Development Corporation assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward looking statements, whether as a result of new information, future events or otherwise.
The SEC permits oil and gas companies to disclose in their filings with the SEC only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. The Company uses in this presentation the terms “probable” and “possible” reserves, which SEC guidelines prohibit in filings of U.S. registrants.
Probable reserves are unproved reserves that are more likely than not to be recoverable. Possible reserves are unproved reserves that are less likely to be recoverable than probable reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company. In addition, the Company’s reserves and production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.
This material also contains certain non-GAAP financial measures as defined under the Securities and Exchange
Commission rules.
DISCLAIMER

See Slide 2 regarding Forward Looking Statements

WELCOME
• Welcome and Introductions
 • Peter Schreck ,Vice President - Finance and
 Treasurer

• Presenters
 – Richard W. McCullough, Chairman and CEO

 – Barton R. Brookman, Senior Vice President,
 Exploration and Production

 – Gysle R. Shellum, Chief Financial Officer

See Slide 2 regarding Forward Looking Statements

Richard W. McCullough
Chairman & Chief Executive Officer

See Slide 2 regarding Forward Looking Statements
TODAY’S MESSAGE
o Outline Shareholder Value Focus Approach, results of
 completed Strategic Assessment, and new strategic
 direction

o Highlight PDC’s liquidity/cash flow strengths combined with its demonstrated success in multiple basins

o Demonstrate how effective cost management and
 operational focus can produce considerable value

o Discuss importance of the outstanding financial, technical and operating teams built in the last five years

See Slide 2 regarding Forward Looking Statements
POSITION
o Effective operator in multiple basins/projects

o A low cost operator in both the Piceance and Wattenberg
 basins

o Untapped Marcellus position with strong operating/strategic advantages in the basin

o Strong balance sheet/liquidity/hedge position
o Demonstrated success in completing, integrating and
 exploiting acquisitions

Petroleum Development Corporation

1969

Founded in Bridgeport, WV

1969 – 1997

Focused drilling program in Ohio, Tennessee, Pennsylvania and West Virginia

1997 – 2001

Drilled over 200 Antrim Shale wells in Michigan

1999

Began drilling in the Rocky Mountain Region

2008

At the forefront of emerging domestic shale gas plays with a significant leasehold in the Marcellus fairway

2009

Focused on diversifying our drilling portfolio, cost reductions, and increasing shareholder value

See Slide 2 regarding Forward Looking Statements

HISTORICAL TIMELINE
1984 - 2007
Drilling
Partnerships:
Predominant
vehicle to raise
capital
2007 - Present
Capital
Markets:
predominant
vehicle to raise
capital
2006
Sold 8,700
undeveloped
Piceance acres
for $354 MM

See Slide 2 regarding Forward Looking Statements

STRATEGIC ASSESSMENT:
OVERVIEW
o Strategic development team formed: includes experienced
 team members with diverse industry backgrounds

o PDC’s capital deployment and strategic initiatives now
 evaluated internally through a strategic scorecard which
 quantifies theoretical shareholder value contribution

o PDC is integrating strategic initiatives and scorecard
 measurements into ongoing internal processes

See Slide 2 regarding Forward Looking Statements

BENEFITS OF SCORECARD
o Efficiently analyze strategic alternatives

o Quantify the true strategic drivers of shareholder value creation and operating leverage (CAPEX vs. OPEX)

o Project cash flows, expenditures, and drilling activity based on economic variables (pricing and cost)

o Calculate the theoretical intrinsic value of the company

o Efficiently allows PDC to plan for a number of different
 economic and Company specific scenarios
 o mergers and/or acquisitions
 o asset acquisitions and/or divestitures
 o commodity price environment variability
 o cost structure modifications

See Slide 2 regarding Forward Looking Statements
1
Present Value of Cash Flows from Existing
Production, Planned CAPEX, and Realized
Hedging Gains
2
Present Value of reserves at end of
production cycle (2023 - terminal
reserve value)
4
Value of Marcellus Acreage
5
Existing cash and available liquidity
3
Present Value of Additional
Revenues
• Marketing (Non-Equity)
• Well Operations and Pipeline
• Risk Management
SCORECARD METHODOLOGY
  APPALACHIA
 Revenue
-Expenses
-DD&A
-Interest Expense
- Taxes
=  Net Income After Taxes
+  DD&A
+  Stock Based Compensation
+  Deferred Taxes
+  Change in Net Working Capital
-Capital Expenditure
-Change in Debt
-------------------------------------------------------
= Cash Flow to Equity Holders

See Slide 2 regarding Forward Looking Statements

STRATEGIC ASSESSMENT:
DEVELOPING STRATEGIES
Scale and Cost Control
 o Control / reduce CAPEX/OPEX through strategic negotiations
 o Gain scale / mediate cost sensitivity in basins which are highly sensitive to commodity pricing (particularly Wattenberg)

Alternative Capital Sources
 o Pursue joint ventures in emerging Shale plays
 o Position the Company financially to capitalize on strategic alternatives which could drive shareholder value creation

Financial Focus
 o Implement long-term hedging strategy to mitigate risk and solidify value preservation

Diversify and Increase Projects
 o Continue to monitor/assess acquisition and divestiture
 opportunities, and enhance A&D capabilities

Petroleum Development Corporation

CAPEX Effectiveness

- Sustaining capital productivity could increase shareholder value on the magnitude of 20% - 30% per share

LOE Cost Reductions

- Maintaining enhanced operating and procurement practices could create a 5% - 10% increase in shareholder value

Production Optimization

- Accelerating existing production could create shareholder value

Scale Contribution

- Drive shareholder value through gaining scale in certain basins

Value-Based Budgeting

- Operational procedures in place to ensure projects are pursued which first and foremost add the greatest amount of theoretical shareholder value

Operating Performance Variability

- Develop operational techniques to remove negative variability

Downstream Margin Optimization

- Enhance netbacks through product gathering and transport

Hedging Effectiveness

- Establish hedging as a sustained risk mitigation, and capital and liquidity preservation tool

G&A Efficiency

- Assessment being pursued to optimize G&A expense

See Slide 2 regarding Forward Looking Statements
STRATEGIC ASSESSMENT:
VALUE DRIVERS, CONT’D

The additional value drivers currently being pursued include:
Nine value drivers have been identified which will direct management in strategic planning alternative analysis and decision making. Decisions will be based upon maximizing shareholder value.

Petroleum Development Corporation

13%
12%
Appalachia
5%
4%
Michigan
41%
45%
Wattenberg
33%
30%
Piceance
8%
9%
NECO

See Slide 2 regarding Forward Looking Statements
CAPEX & LOE Reduction on % Production
Value Contribution by Basin

After CAPEX & LOE reductions
Before CAPEX & LOE reductions
The CAPEX & LOE reductions tripled the inventory of economically viable projects, however the value contribution impact for Wattenberg is capped by the amount of available projects.

Petroleum Development Corporation

Break-Even Threshold (PV10) at Flat Gas Pricing, by Field
$/M
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
West Virginia
Wattenberg - 67W
NECO
Piceance - Mesa
NYMEX Break-Even Price ($/mmbtu)

Oil Price: $60/bbl

See Slide 2 regarding Forward Looking Statements
Pricing Thresholds

Petroleum Development Corporation

At December 31, 2008*

· Proved reserves (Bcfe)	373
· Annual production (Bcfe)	12.5
· Mcfe/day	34.1
· Annual per well operation costs	$40.1K

*Sold 8,700 acres in July 2006 for $354MM

At December 31, 2005

Proved reserves (Bcfe)	86
Annual production (Bcfe)	1.8
Mcfe/day	5.0
Annual per well operation costs	$19.8K

See Slide 2 regarding Forward Looking Statements

BASIN GROWTH:
PICEANCE- ACQUIRED 2000
NOW
THEN

Petroleum Development Corporation

70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
0.00
2.00
4.00
6.00
8.00
10.00
Type Curve IRR
NYMEX Gas Price, $/mmbtu
Gas prices held constant to the production curve.
Piceance - Mesa

See Slide 2 regarding Forward Looking Statements
BASIN STRENGTH: PICEANCE
• Piceance provides significant reserve
 potential

• Long-term play for PDC

• PDC’s operating efficiency provides a
 lower breakeven price threshold
 compared to its peer group

• Returns significantly levered to
 commodity prices. Provides superior
 returns in normal-to-high commodity
 price environment

• Well situated to continue activity in
 the Piceance when commodity pricing
 recovers and/or costs are reduced

Type Curve IRR Sensitivity to Gas Pricing

At December 31, 2008

· Proved reserves (Bcfe)	199
· Annual production (Bcfe)	15.4
· Mcfe/day	42.3
· Annual per well operation costs	$10.8K

At December 31, 2005

Proved reserves (Bcfe)	58
Annual production (Bcfe)	5.9
Mcfe/day	16.3
Annual per well operation costs	$7.3K

See Slide 2 regarding Forward Looking Statements

BASIN GROWTH:
WATTENBERG - ACQUIRED 1999
NOW
THEN

Type Curve IRR
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
0.00
2.00
4.00
6.00
8.00
10.00
NYMEX Gas Price, $/mmbtu
Oil Price: $60/bbl. Gas prices held constant to the production curve.
Wattenberg - 67W

- PDC is one of the top five operators in the basin
  - Top five operators control 90% of the basin's acreage
  - Over 170 operators in the basin
- PDC is a low-cost operator in the Wattenberg basin
- Additional scale improvement initiatives provides PDC opportunity to enhance drilling economics
- Provides inventory stability through over 500 potential drilling locations
- PDC operates in the lower Gas to Oil Ratio ("GOR") area of the basin; oil value currently 15 -17 times gas value; GOR provides commodity risk diversification
- PDC's low GOR provides competitively superior well economics in low gas price environments (full cycle costs at 10% IRR are ~$3.00 for PDC vs. competition basin average of ~$5.50); PDC's IRR is ~33% at today's commodity strip pricing

See Slide 2 regarding Forward Looking Statements
BASIN STRENGTH:
WATTENBERG

Type Curve IRR Sensitivity to Gas-Pricing Wattenberg

Wattenberg Revenue
13%
25%
62%
NGL
Residue Gas
Oil

Wattenberg Equivalent Volumes
45%
45%
10%
NGL, Mcf
Residue Gas, Mcf
Oil, Mcfe

See Slide 2 regarding Forward Looking Statements
Wattenberg Commodity Mix

Wattenberg Field - Total Operations

GOR Scale
<5
5-10
10-15
15-20
20-25
25-30
>30
Wells Drilled
>1000
775-1000
550-775
325-550
100-325
<100

See Slide 2 regarding Forward Looking Statements
BASIN STRENGTH:
WATTENBERG

Source: EnerCom, Inc., 6/3/09

Wattenberg Field - PETD Operations

GOR Scale
<5
5-10
10-15
15-20
20-25
25-30
>30
Wells Drilled
>500
400-500
300-400
200-300
100-200
<100

See Slide 2 regarding Forward Looking Statements
BASIN STRENGTH:
WATTENBERG

Source: EnerCom, Inc., 6/3/09

At December 31, 2008

· Proved reserves (Bcfe)	47
· Annual production (Bcfe)	5.0
· Mcfe/day	13.6
· Annual per well operation costs	$11.1K

At December 31, 2005

Proved reserves (Bcfe)	61
Annual production (Bcfe)	2.6
Mcfe/day	7.0
Annual per well operation costs	$6.1K

See Slide 2 regarding Forward Looking Statements

BASIN GROWTH:
NECO - ACQUIRED 2003
NOW
THEN

70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Type Curve IRR
0.00
2.00
4.00
6.00
8.00
10.00
NYMEX Gas Price, $/mmbtu
NECO

Gas prices held constant to the production curve.

See Slide 2 regarding Forward Looking Statements
BASIN STRENGTH: NECO
• Provides stable low-decline PDP
 production
• Basin analysis has been
 optimized through the use of 3-D
 seismic technology
• Returns significantly levered to
 commodity prices. Provides
 superior returns in normal-to-high
 commodity price environment

• Provides large undeveloped
 leasehold opportunities

Type Curve IRR Sensitivity to Gas Pricing

At December 31, 2008

· Proved reserves (Bcfe)	113
· Annual production (Bcfe)	3.9
· Mcfe/day	10.8
· Annual per well operation costs	$4.1K

At December 31, 2005

Proved reserves (Bcfe)	38
Annual production (Bcfe)	1.7
Mcfe/day	4.5
Annual per well operation costs	$2.9K

See Slide 2 regarding Forward Looking Statements

BASIN GROWTH:
APPALACHIA - COMMENCED 1969
NOW
THEN

70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
Type Curve IRR
0.00
2.00
4.00
6.00
8.00
10.00
NYMEX Gas Price, $/mmbtu
Gas prices held constant to the production curve.
West Virginia

See Slide 2 regarding Forward Looking Statements
BASIN STRENGTH:
APPALACHIA
• PDC’s legacy asset

• Experienced operator in the basin

• Provides low-decline PDP reserve base

• The Marcellus provides PDC’s best
 exploration opportunities

• Direct access to premium natural gas
 markets

• Strong east coast presence

• Desire to increase acreage position

• PDC’s Marcellus acreage provides JV
 opportunities
• Marcellus is a growth basin for PDC

Type Curve IRR Sensitivity to Gas Pricing

Petroleum Development Corporation

PDC Deep Rights
State Boundaries
Economic Marcellus
TYPE
Economic Zone
Economics Unknown
PDC Deep Acreage with Economic Zone

26

See Slide 2 regarding Forward Looking Statements
Marcellus Economic Fairway
District Offices
38,000 Acres WV
14,900 Acres PA
Harrison County, Taylor County,
Barbour County
Indiana County, Cambria County,
Fayette County

Pennsylvania
West Virginia
N
0 5 10 20 30 40
Miles
PDC Leasehold

See Slide 2 regarding Forward Looking Statements
Appalachian Operating Presence
➢ 44 Employees - Indiana, PA
 – Production
 – Drilling/Completion
 – Trucking/Pipeline/Construction

➢ 133 Employees - Bridgeport, WV
 – Production
 – Drilling/Completion
 – Pipeline - DOT Compliance
 – Gas Marketing
 – Accounting
 – Administration

➢ 13 Senior Technical Team Employees -
  Bridgeport, WV
 – Engineering
 – Geology
 – Completions
 – Pipeline
 – Production

District Offices

Petroleum Development Corporation

Play	Estimated Leasehold Value ($ / Acre)	Targeted Reserves (Gross Bcfe Per Well)	Average Spacing per Well (Acres)	Targeted Drilling Cost (SMM / Well)	Implied Net Drilling Cost ($ / Mcfe)	Net Leasehold Cost ($ / Mcfe)	Total F&D Cost ($ / Mcfe)
Arkoma Basin Woodford	$2,500 - $5,000	3.1	80	$5.5	$2.37	$0.09	$2.45
Fort Worth Barnett - Core	$10,000 - $20,000	2.5	55	$2.6	$1.39	$0.29	$1.68
Fayetteville - Core	$5,000 - $10,000	2.7	80	$3.3	$1.60	$0.20	$1.80
★ Marcellus	$1,000 - $3,000	4.0	80	$4.0	$1.33	$0.05	$1.39
Haynesville	$5,000 - $12,000	7.1	80	$8.0	$1.50	$0.08	$1.58

See Slide 2 regarding Forward Looking Statements
Resource Acreage Valuation

*Shales based on Jefferies Randall & Dewey and Wall Street estimates March 2009
Note: Basin’s breakeven NYMEX gas price is $3.90 at PV10 (per Morgan Stanley Research).

See Slide 2 regarding Forward Looking Statements
Why Marcellus?
• Growth in basin is a component of PDC’s strategic plan

• Expansion opportunities available through JVs

• Could present superior economics

• Proximity to premium price eastern gas market

• Existing established HBP acreage position

• Existing marketing presence through Riley Natural Gas

• Established operational presence/ROW’s/road system

See Slide 2 regarding Forward Looking Statements

STRATEGIC ASSESSMENT:
DEVELOPING STRATEGIES
Scale and Cost Control
 o Control / reduce CAPEX/OPEX through strategic negotiations
 o Gain scale / mediate cost sensitivity in basins which are highly sensitive to commodity pricing (particularly Wattenberg)

Alternative Capital Sources
 o Pursue joint ventures in emerging Shale plays
 o Position the Company financially to capitalize on strategic alternatives which could drive shareholder value creation

Financial Focus
 o Implement long-term hedging strategy to mitigate risk and solidify value preservation

Diversify and Increase Projects
 o Continue to monitor/assess acquisition and divestiture
 opportunities, and enhance A&D capabilities

See Slide 2 regarding Forward Looking Statements

PDC PARTNERSHIPS:
BUY-BACK ADVANTAGES
o 30 active partnerships: PDC’s ownership ranges from 20% - 37%
o 155 Bcfe proved partnership reserves were available for repurchase at 12/31/08

o PDC is working to bring the partnerships into SEC compliance
o Buy-back would provide substantial drilling/refrac opportunities in the
 Wattenberg and Piceance basins

o PDC’s current operator position in the basin would minimize incremental cost incurrence

o Buy-back would reduce PDC’s partnership related administrative burden and related G&A expense

Petroleum Development Corporation

Weighted average price of forecasted production for PDC[1]
Weighted average forward price[2]
$7.93
$7.71
$7.33
$7.11
$6.37
$4.84
2009
2010
2011

Unhedged
20%
Hedged
80%
Unhedged
31%
Hedged
69%

See Slide 2 regarding Forward Looking Statements
Strong Hedge Position
Weighted average natural gas prices
Percentage of forecasted PDP production³
2010
1Represents a blended price for forecasted production at hedged prices and at forward prices.
2Based on forward curve as of 6/30/09.
³Based on 12/31/08 proved developed producing adjusted for Q1 2009 turn ins.

See Slide 2 regarding Forward Looking Statements

HEDGING STRATEGY
❑General Philosophy
 ▪ PDC hedges to mitigate price exposure, and to protect margins and cash flows
 ▪ Utilize OTC instruments with A and AA rated bank counter parties; bank counterparties are capital providers to PDC’s credit facility
 ▪ Typical trade is for a season or a year, and generally encompasses perhaps 25%
 of PDPs for that period
❑Specific Approach
 ▪ Monitor market fundamentals and establish a price view
 ▪ Update and review periodically through Hedge Committee meetings
 ▪ When view is for rising prices
 ▪ Monitor slope of the curve
 ▪ Identify key dates to place the positions
 ▪ Establish price ranges
 ▪ May utilize collars and convert to swaps
 ▪ When view is for falling prices
 ▪ Utilize floors or collars
 ▪ Important to identify view of sentiment change timeframe and whether bullish opportunity might exist again for hedging period

45%
48%
PETD
Peer Group

2.2x
1.3x
PETD
Peer Group

$0.56
$0.89
PETD
Peer Group

$350.0
$203.0
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

See Slide 2 regarding Forward Looking Statements
Note: The facility due in 2012 has a borrowing base size of $350 million
Relative Balance Sheet Strength
❑PDC’s leverage and coverage measures
 compare favorably to its peer group
❑PDC’s leverage and coverage measures
 compare favorably to “BB” credits.
❑PDC is a ‘B’ credit due to its smaller size
 and scale
❑Maturity schedule reflects:
 ❑ Mitigation of liquidity risk
 ❑ Diversification of funding sources
Debt/Book Capitalization at 3/31/09
Debt/Reserves at 3/31/09
Maturity Profile
Debt/LTM EBITDA
34
Revolver
Senior notes
In $millions
1
1
$/Mcfe
Source: EnerCom, June 2009
PDC Peer Group: BBG, BRY, COG, GDP, KWK, PLLL, PVA, ROSE, WLL

$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$0.80
$1.20
$1.38
$1.40
$1.85
$2.08
$2.86
$3.54
$5.37

See Slide 2 regarding Forward Looking Statements
Valuation Comparison
35
PDC
Firm Value / Proved Reserves1
Peer Average of $2.04/Mcfe
1 As of 6/29/2009.
Source: Factset and public filings.
Peers include Berry Petroleum, Bill Barrett, Brigham Exploration, Delta Petroleum, Double Eagle Petroleum, PetroQuest Energy, and Rosetta Resources.
Note: Firm value / proved reserves calculated as follows: The sum of market value of equity as of 6/26/09 plus net debt as of 3/31/09 divided by proved reserves as of 12/31/2008 pro forma for any acquisitions, divestitures and capital markets activity.
NYMEX
12 month
forward strip
$/Mcfe

Petroleum Development Corporation

TTM
(Opex + G&A)/Production
($/Mcfe)
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$2.88
$2.81
PETD
Peer Group Average

3- Year F&D
($/Mcfe)
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$3.96
$1.63
PETD
Peer Group Average

TTM
Capital Efficiency
500%
400%
300%
200%
100%
0%
282%
231%
PETD
Peer Group Average

See Slide 2 regarding Forward Looking Statements
Peer Analysis

o Through 2008 PDC’s 3-year F&D cost is $1.63 per Mcfe, nearly 60% less than the industry peer group average of $3.96.
o For every dollar PDC invested into its operations the company generated $2.82 in EBITDA, adjusted for unrealized hedging gains and losses, compared to the peer group average of $2.31.
Source: EnerCom, June 2009
PDC Peer Group: BBG, BRY, COG, GDP, KWK, PLLL, PVA, ROSE, WLL

Petroleum Development Corporation

3-Year Production Replacement
1000%
800%
600%
400%
200%
0%
682%
426%
PETD
Peer Group Average

Debt/ Market Capital
As of 6/30/2009
500%
400%
300%
200%
100%
0%
181%
134%
PETD
Peer Group Average

P/CFPS 2009E
As of 6/30/2009
8.0x
6.0x
4.0x
2.0x
0.0x
3.9x
1.6x
PETD
Peer Group Average

See Slide 2 regarding Forward Looking Statements
Peer Analysis

o PDC 3-year production replacement rate as of 12/31/2008 clearly outperformed the peer group average coming in at 682% compared to 426%.
o The lower P/CFPS of 1.6x to the peer group average of 3.9x reflects a significant discount placed on
PDC despite its relative out-performance in the metrics reflected.
Source: EnerCom, June 2009
PDC Peer Group: BBG, BRY, COG, GDP, KWK, PLLL, PVA, ROSE, WLL

See Slide 2 regarding Forward Looking Statements

Barton R. Brookman
Senior Vice President -
 Exploration and Production

Petroleum Development Corporation

3%
15%
82%
Rocky Mountains
Michigan Basin
Appalachian Basin

4%
10%
86%
Rocky Mountains
Michigan Basin
Appalachian Basin

2009 Estimated Production 1.5 Bcfe
Proved Reserves 20 Bcfe

See Slide 2 regarding Forward Looking Statements

Core Operating Regions
YE 2008 Proved Reserves
753 Bcfe
2009 Estimated Production
43.4 Bcfe
2009 Estimated Production  37.4 Bcfe
Proved Reserves 620  Bcfe
Rocky Mountains
Michigan Basin
2009 Estimated Production 4.5 Bcfe
Proved Reserves 113  Bcfe
Appalachian Basin

Petroleum Development Corporation

Piceance
373
50%
Wattenberg
199
26%
NECO
47
6%
Appalachia
113
15%
Michigan
20
3%
Other
1
0%

See Slide 2 regarding Forward Looking Statements
Year-End 2008 Reserves
Total Proved By Basin

753 Bcfe

Petroleum Development Corporation

50
45
40
35
30
25
20
15
10
5
0
Bcfe
13.7
17.0
28.4
38.7
43.4
2005
2006
2007
2008
2009E
Oil
Natural Gas

See Slide 2 regarding Forward Looking Statements
Net Production

See Slide 2 regarding Forward Looking Statements
Production By Basin - Bcfe

	2007	2008		2009E
Area			% Increase/ (Decrease)		% Increase/ (Decrease)
Eastern (App/MI)	4.4	5.5	25%	6.0	9%
Wattenberg	11.1	15.4	39%	15.8	3%
Piceance	8.2	12.5	52%	15.8	26%
NECO	3.6	5.0	39%	5.4	8%
Other	0.6	0.3	-50%	0.4	33%
TOTAL	28.0	38.7	38%	43.4	12%
Bcfe = One billion cubic feet of natural gas equivalent.

See Slide 2 regarding Forward Looking Statements

2009 CAPEX
	2008	2009E	%Change
Net Development Capital (MM$)	258	90	-65%
Exploration, Land, G&G (MM$)	18	5	-72%
Acquisitions (MM$)	13	0	-100%
Miscellaneous Capital (MM$)	34	13	-62%
Total Net Capital (MM$)	$323	$108	-67%

See Slide 2 regarding Forward Looking Statements
Operations Forecast
2008 vs. 2009

	2008	2009E	% Change
Total Net Production (Bcfe)	38.7	43.4	12%
Gross Exit Rate (MMcfe/d)	214	184	-14%
Net Exit Rate (MMcfe/d)	122	112	-8%
Net Development Capital (MM$)	$258	$90	-65%
Gross Number of Drilling Projects Gross	379	105	-72
Gross Number of Other Projects	165	40	-76%

Petroleum Development Corporation

Rio Blanco
Garfield
Mesa
Colorado
N
PDC Leasehold

See Slide 2 regarding Forward Looking Statements

Piceance Basin
•  Gross Operated Wells  285
•  2009 Anticipated Net Production 15.8 Bcfe
•  Net Locations Remaining to be Drilled 377
•  Net Undeveloped Acreage  5,100
•  Currently no drilling operations

See Slide 2 regarding Forward Looking Statements

Wattenberg Field
•  Gross Operated Wells  1350
•  2009 Anticipated Net Production  15.8 Bcfe
•  Net Locations Remaining to be Drilled 899
•  Net Undeveloped Acreage  23,960
•  Currently running one drilling rig

Petroleum Development Corporation

Nebraska
Colorado
Kansas
N
Yuma
Dundy
Cheyenne
PDC Leasehold

See Slide 2 regarding Forward Looking Statements

NECO Area
•  Gross Operated Wells  500
•  2009 Anticipated Net Production 5.4 Bcfe
•  Net Undeveloped Acreage  96,200
•  25 square miles of highly prospective seismic
•  Currently no drilling operations

See Slide 2 regarding Forward Looking Statements

Appalachia Area
•  Gross Operated Wells  2114
•  2009 Anticipated Net Production 4.5 Bcfe
•  Shallow Devonian PUD’s  375
•  Marcellus Net Development Acreage 52,900
•  Currently running one drilling rig in
  the Marcellus

See Slide 2 regarding Forward Looking Statements
CAPEX Improvements

	Q4 2008 Avg. Costs (M$)	Current Costs at July 1, 2009 (M$)	Improvement in $'s (M$)	Improvement %
Piceance	$2,700	$2,030	$670	25%
Wattenberg	$765	$550	$215	28%
NECO	$250	$188	$62	25%
East	$413	$310	$103	25%

See Slide 2 regarding Forward Looking Statements
Lease Operating Expenses
Lifting Cost Improvements (per Mcfe)

	Twelve Months Ended December 31, 2008	Three Months Ended March 31, 2009	Remainder 2009E	2009E Improvement %
Direct Well Expenses	$0.84	$0.69	$0.67	20%
Indirect Well Expenses	$0.23	$0.24	$0.24	-4%
Lifting Cost ($ per Mcfe)	$1.07	$0.93	$0.91	14%

See Slide 2 regarding Forward Looking Statements
Resource Acreage Valuation

*Shales based on Jefferies Randall & Dewey and Wall Street estimates March 2009
Note: Basin’s breakeven NYMEX gas price is $3.90 at PV10 (per Morgan Stanley Research).

See Slide 2 regarding Forward Looking Statements
Marcellus Update
Acreage Summary:
 – Beginning 2009 46,000
 – New Leasing 2009 2,000
 – Central PA Acquisition 2009 4,900
Current Position 52,900
• Four vertical wells drilled
• Three wells on-line, average IP ~275 Mcfe
• Strong technical data supporting over pressured reservoir
• Five additional vertical wells planned in 2009 - spud mid July
• Ten square mile seismic shoot underway
 – 30 potential horizontal locations
• Expect to drill first horizontal well in First Quarter 2010

PDC Deep Rights
State Boundaries
Economic Marcellus
TYPE
Economic Zone
Economics Unknown
PDC Deep Acreage
with Economic Zone

53

See Slide 2 regarding Forward Looking Statements
Marcellus Economic Fairway
District Offices
38,000 Acres WV
14,900 Acres PA
Harrison County, Taylor County,
Barbour County
Indiana County, Cambria County,
Fayette County

See Slide 2 regarding Forward Looking Statements
Vertical vs. Horizontal Results

Company	Zone	Vertical IP (MCF/D)	Horizontal IP (MCF/D)	Fold Increase
Newfield	Woodford	238	3816	16
Williams	Caney	33	330	10
XTO	Barnett	600	2500	4
SEECO	Fayetteville	200	1700	8
*Cabot	Marcellus	690	6250	9
*30 - 60 day production averages; 4 horizontal; 13 vertical wells (4/29/09)
Note: There can be no assurance PDC’s horizontal wells will reflect similar multiples of vertical wells.

Petroleum Development Corporation

4,000 2,000 0 4,000 Feet
N

See Slide 2 regarding Forward Looking Statements
Seismic Plan

Seismic Permitting is approximately 40% completed
Data Acquisition is scheduled for August 2009
Outline of 3D
Outline of PDC
Marcellus Leases

See Slide 2 regarding Forward Looking Statements

Gysle R. Shellum
Chief Financial Officer

See Slide 2 regarding Forward Looking Statements

o Reserves, production and capital expenditures per
 the internal operational plan

o Production taxes and direct operating costs
 determined on a field-by-field basis

o G&A increases versus 2008

o DD&A based on field-by-field depreciation analysis

o Working capital use of ~$25 MM
2009 Guidance Update:
Assumptions

See Slide 2 regarding Forward Looking Statements

o Revolver interest rate at pricing grid plus LIBOR spread

o $203 MM Senior Notes interest expense at 12.25%

o Reflects a price range for unhedged natural gas and oil utilizing a midpoint of $3.25/Mcfe and $57/Bbl, respectively. Previous guidance utilized a price range with a midpoint of $4.00/Mcfe for unhedged natural gas and $40/Bbl for oil
o Differentials (NYMEX Gas/Oil) determined on field by field basis, averaged 21% / 12% for gas and oil, respectively

o 50% of exploration capital expensed; no production or reserve impacts from exploration activities
2009 Guidance Update, cont’d

See Slide 2 regarding Forward Looking Statements
Oil and Gas Hedges
in Place at July 13, 2009
	2009	2010	2011
Weighted Average Hedge Price (Mcfe)(1)
With Floors	$8.69	$8.31	$7.92
With Ceilings	$11.35	$9.71	$9.30
% of Forecasted Production(2)	80%	69%	27%
Weighted Avg Forward Price(3)	$4.84	$6.37	$7.11
Weighted Avg Price of Forecasted Production(4)	$7.93	$7.71	$7.33
Weighted Avg Price of Forecasted Production Assuming 15% increase in Production	$7.53	N/A	N/A
(1) Excludes basis swaps from 4/2010 through 12/2013
(2) Based on 12/31/08 PDP adjusted for Q1 2009 turn ins
(3) Based on forward curves as of 6/30/2009
(4) Represents a blended price for forecasted production at hedged prices and at forward prices

See Slide 2 regarding Forward Looking Statements

Costs Related to Oil and Gas
Drilling (per Mcfe)
	2009E	2008	2007
Average lifting costs	$0.92	$1.07	$0.90
DD&A (O&G properties only)	$2.75	$2.51	$2.37

See Slide 2 regarding Forward Looking Statements

Updated guidance reflects a tighter range, versus previous guidance, for the low and high cases.
Projected net income, EBITDAX, and Cash Flow from Operations remained fairly consistent.

oReflects a price range for unhedged natural gas and oil utilizing a midpoint of $3.25/Mcfe and
$57/Bbl, respectively. Previous guidance utilized a price range with a midpoint of $4.00/Mcfe for unhedged natural gas and $40/Bbl for oil.
oRevenue increased due to a commodity price hedging adjustment. Applied higher hedge pricing to a portion of volumes which were priced at lower strip prices.
oG&A expense increased, versus previous guidance, predominantly due to additional expense for the departure of an EVP (non-recurring), inclusion of additional employee related costs, and non-
cash stock based compensation expense.
oNon-cash DD&A expense increased 12%, versus previous guidance, due to 12/31/08 reserve reductions related to pricing, and increased drilling and completion costs incurred in the latter half of 2008.
2009 Guidance Update versus Previous Guidance:
Qualitative Comments

See Slide 2 regarding Forward Looking Statements

Updated 2009E Earnings Guidance
(as of July 13, 2009)
	Low	High

Total O&G Revenue	$259	$286
Production Taxes	10	13
Operating Expenses	60	60
G&A	39	42
EBITDAX (1) (Adjusted)	$151	$172

Exploration Expense	5	5
DD&A	121	121
Other	(1)	(1)
Net Interest Expense	33	33
Taxes	(3)	5
Net Income (Loss) (Adjusted) (1)	($5)	$8

Stock-based Compensation	6	6
DD&A	121	121
Exploratory / Dry Hole Cost	5	5
Other	(20)	(19)
Cash Flows from Operations	$107	$121
CFFO/Share	$7.23	$8.18
(1) Excludes Unrealized Gains / (Losses)

C.K. Cooper

Global Hunter

RBC Capital Markets

Sidoti & Company

SunTrust

See Slide 2 regarding Forward Looking Statements

Analyst Estimates
2009 Earnings Guidance (as of July 16, 2009)
			Production (Bcfe)	Earnings (Loss) per Share
Company	Analyst	Date	Street Estimate	Street Estimate
C.K. Cooper	Joel Musante	5/12/2009	42.5	$0.50
Global Hunter	Phil McPherson	5/12/2009	41.8	(0.47)
Johnson Rice	Welles Fitzpatrick	6/30/2009	42.6	0.14
RBC Capital Markets	Leo Mariani	5/12/2009	42.7	(0.13)
Sidoti & Company	Mark Lear	5/5/2009	42.5	0.60
Stifel Nicolaus	Michael Hall	5/11/2009	43.0	1.30
SunTrust	John Gerdes	6/24/2009	42.5	0.22
Wachovia	David Tameron	5/11/2009	42.5	0.43

		CONSENSUS:	42.6	$0.44

		PETD Guidance:	43.4	($0.33) - $0.57

See Slide 2 regarding Forward Looking Statements
• $350 million revolver matures
 May 22, 2012

• Maturity schedule reflects:
 – Mitigation of liquidity risk

 – Diversification of funding
 sources

• As of July 10, 2009:
 – $226 MM drawn balance
 – $16 MM cash balance
 – $140 available liquidity

• November 2009 borrowing
 base redetermination
$203
$210
$350
$0
$100
$200
$300
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

$400
Debt Maturity Schedule
(as of June 30, 2009)
($ in millions)

NASDAQ:PETD
PDC Field Tour -Wattenberg
July 16, 2009

NASDAQ:PETD
Petroleum Development
Corporation
Analyst Day Colorado
July 16, 2009